UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2011
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On February 24, 2009, Royal Mines and Minerals (the “Company”) issued an aggregate of 22,876,840 warrants (the “Warrants”), pursuant to three different offerings as follows:

(i)	10,776,840 warrants pursuant the provisions of Regulation S of the Securities Act of 1933 (the “Securities Act”) of which 10,376,840 are currently unexercised and outstanding;

(ii)	8,700,000 warrants pursuant to the provisions of Rule 506 of Regulation D of the Securities Act of which 8,700,000 are currently unexercised and outstanding; and

(iii)	3,400,000 warrants pursuant to the provisions of Section 4(2) of the Securities Act of which 3,400,000 are currently unexercised and outstanding.

Each warrant entitles the holder to purchase one share of the Company’s common stock at a price of $0.10 US per share until February 23, 2011. On February 15, 2011, the Company extended the expiration dates of the Warrants to February 23, 2012.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, Royal Mines makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: February 22, 2011
	By:	/s/ Jason S. Mitchell

JASON S. MITCHELL
Chief Financial Officer